FINANCE INCOME/FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2021
FINANCE INCOME/FINANCE COSTS
Schedule of analysis of finance income/finance costs

	For the years ended December 31
	2019	2020	2021
	(Restated)	(Restated)

Finance income-interest income	(261,194)	(227,201)	(275,996)

Interest expense	4,665,537	3,986,264	3,522,241
Less: Interest expense capitalized in property, plant and equipment (Note 7)	(289,499)	(123,571)	(1,727)
Interest expense, net of capitalized interest	4,376,038	3,862,693	3,520,514
Interest on lease liability and amortization of unrecognized finance expenses	547,820	481,512	401,927
Exchange losses/(gains), net	(2,317)	76,323	20,320
Finance costs	4,921,541	4,420,528	3,942,761

Finance costs, net	4,660,347	4,193,327	3,666,765

Capitalization rate during the year (Note 7)	4.00% to 6.96%	4.00% to 6.68%	4.00%